Exhibit 10.9

LOCK-UP AND LEAK OUT AGREEMENT

This LOCK-UP AND LEAK-OUT AGREEMENT (the “Agreement”) is made as of July 15, 2013 (the “Effective Date”) by and between The Real Hip-Hop Network, Inc., a Delaware corporation (the “Company”), and the undersigned holder of common stock (the “Stockholder”) of the Company.

WHEREAS, to ensure the development of an orderly trading market in the Company’s common stock, the Company and the undersigned intend to enter into this Agreement that provides the circumstances under which the undersigned may sell or otherwise dispose of shares of the Company’s securities; and

WHEREAS, the Company has adopted a policy under Securities and Exchange Commission Rule 10b5-1 supporting adoption of advance directive trading plans (‘Trading Plans”) by officers, directors and other shareholders of the Company;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the undersigned Stockholder agree as follows:

1.     Six-Month Prohibition on Sales or Transfers. Other than as set forth in Section 2 below, the Stockholder, including the Stockholder’s Affiliated Entities (as defined below), hereby agrees that for a period of six (6) months from the date that the Securities and Exchange Commission declares a registration statement of the Company effective  (the “Lock-Up Period”), the Stockholder will not offer, sell, contract to sell, pledge, give, donate, transfer or otherwise dispose of, directly or indirectly, any shares of the common stock of the Company (the “Common Stock”) or securities convertible into or exercisable for Common Stock issued to the Stockholder (the “Lock-Up Shares”) or securities or rights convertible into or exchangeable or exercisable for any Lock-Up Shares, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic or voting consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of the Lock-Up Shares or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement (the “Lock-Up Agreement”). As used in this Agreement “Affiliated Entities ” shall mean any legal entity, including any corporation, limited liability company, partnership, not-for-profit corporation, estate planning vehicle or trust, which is directly or indirectly owned or controlled by the Stockholder or his or her descendants or spouse, of which such Stockholder or his or her descendants or spouse are beneficial owners, or which is under joint control or ownership with any other person or entity subject to a lock-up agreement regarding the Company’s stock with terms substantially identical to this Agreement.

2.     Post-Lock-Up Restrictions on Sales; Volume Limitations; Leak-Out. After the expiration of the Lock-Up Period and for the nine (9) -month period thereafter, the aggregate number of Lock-Up Shares that may be sold or otherwise Transferred (as defined below) by the Stockholder (taking into account sales and other Transfers (a) directly from the Stockholder, (b) by the Stockholder’s Affiliated Entities and (c) by any holder of Lock-Up Shares previously sold or otherwise Transferred to such holder by the Stockholder after the Effective Date (but taking into account only Lock-Up Shares transferred to the holder by the Stockholder)) shall not exceed (i) 10% of the average monthly trading volume for the Common Stock on the relevant trading market as reported by the OTC Markets Group if the Company’s Common Stock is quoted over-the-counter, or by Bloomberg L.P. if the Company’s Common Stock is traded on an exchange (the “10% Limit”), for any Stockholder who is not an “affiliate” of the Company, as such term is defined under the Securities Act of 1933, as amended (the “Act”), and (ii) the maximum amount permitted under applicable law or regulation for any Stockholder who is an “affiliate” (as adjusted for any stock split, combination or the like) in any 90-day period provided that such maximum amount does not exceed the 10% Limit (the “Volume Limitations”).

3.     Allowable Sales During Lock-Up Period and Thereafter. Notwithstanding the terms of Section 1 above, during the Lock-Up Period the Stockholder may:

(a) Transfer Lock-Up Shares to the Company or its designee;

(b) Grant and maintain a bona fide lien or security interest in, pledge, hypothecate or encumber (collectively, a “Pledge”) any Lock-Up Shares beneficially owned by him, her or it to a nationally or internationally recognized financial institution with assets of not less than $10 billion (an “Institution”) in connection with a loan to the Stockholder; provided, however, that (i) the Stockholder (treating the Stockholder and all Stockholder’s Affiliated Entities in the aggregate as one entity) shall not Pledge Lock-Up Shares to secure loans in the aggregate in excess of One Million Dollars ($1,000,000); (ii) the Stockholder gives the Company’s Secretary 5 days’ prior written notice that he, she or it intends to Pledge Lock-Up Shares to an Institution pursuant to this Section 3(c); and (iii) the Institution agrees in writing at or prior to the time of such Pledge that the Company shall receive timely notice of any margin call or event of default and shall have the right to satisfy any margin call or cure any event of default by the Stockholder in connection with any loan to which the Pledge relates by purchasing any or all Lock-Up Shares Pledged at a price equal to 50% of the then-current market value (as calculated using the average closing sales price of the Company’s Common Stock for the 15 immediately previous trading days) on the date of the margin call or event of default, such election by the Company to be shown by written notice to the Institution and payment within 5 business days of notice being received by the Company, with transfer of the Lock-Up Shares to the Company to be completed immediately upon receipt of such payment. In the event that the Company’s payment for the Lock-Up Shares exceeds the amount owed to the Institution by the Stockholder, any excess amount shall be paid promptly by the Institution to the Stockholder. In the event that both the Company and the Stockholder attempt to make payment to satisfy any margin call or event of default, the first to make full payment shall be deemed to have completed such purchase or cure (as the case may be), and any payments received by the Institution from the other party shall be promptly returned;

(c) Transfer Lock-Up Shares to one of the Stockholder’s Affiliated Entities, so long as such Stockholder’s Affiliated Entity agrees in an additional written instrument delivered to the Company to be subject to the terms and conditions of this Agreement; and

(d) In the event that the Stockholder is subject, on the Effective Date, to any legally binding, written “put” or “call” option (the “Option”), the Stockholder shall furnish a copy of such written Option to the Company prior to or at the time of signing this Agreement.  In such event, the provisions of this Agreement shall not prevent the Stockholder from honoring his or her “put” rights or “call” obligations pursuant to such Option and the Company will, upon request, furnish any reasonably required written waiver of the applicability of this Agreement to the extent necessary to allow the Stockholder to meet his or her obligation.

4.     Application of this Agreement to Shares Sold or Otherwise Transferred. So long as such sales or other Transfers are made in compliance with the Volume Limitations and other requirements of this Agreement, Lock-Up Shares sold in the public market shall thereafter not be subject to the restrictions on sale or other Transfer contained in this Agreement.  Lock-Up Shares sold or otherwise Transferred in private sales or other Transfers pursuant to an Option shall thereafter not be subject to the restrictions on sale or other Transfer contained in this Agreement.

5. Attempted Transfers. Any attempted or purported sale or other Transfer of any Lock-Up Shares by the Stockholder in violation or contravention of the terms of this Agreement shall be null and void ab initio. The Company shall, and shall instruct its transfer agent to, reject and refuse to transfer on its books any Lock-Up Shares that may have been attempted to be sold or otherwise Transferred in violation or contravention of any of the provisions of this Agreement and shall not recognize any person or entity.

6. Waiver of Claims. The Stockholder hereby irrevocably waives any and all known or unknown claims and rights, whether direct or indirect, fixed or contingent, that the Stockholder may now have or that may hereafter arise against the Company or any of its affiliates, or any of its respective officers, directors, stockholders, employees, agents, attorneys or advisors arising out of the negotiation, documentation of this Agreement.

7. Consent or Approval of Company. Whenever the waiver, consent or approval of the Company is required herein or is desired to amend this Agreement or waive any requirement in this Agreement, such consent, approval, amendment or waiver may only be given by the Company if and when approved by a majority of the Company’s then independent directors; provided, however, that the independent directors may delegate this authority to executive officers of the Company if the Stockholder seeking or benefiting from the consent, approval, amendment or waiver is not serving as an officer or director of the Company.

8. Acknowledgement of Representation. The Stockholder represents and warrants to the Company that the Stockholder was or had the opportunity to be represented by legal counsel and other advisors selected by Stockholder in connection with the Exchange Agreement and has been represented by legal counsel and other advisors selected by the Stockholder in connection with this Agreement. The Stockholder has reviewed this Agreement with his, her or its legal counsel and other advisors and understands the terms and conditions hereof.

9. Legends on Certificates. All Lock-Up Shares now or hereafter owned by the Stockholder, except any shares purchased in open market transactions by Stockholders that are not affiliates (as such term is defined under securities laws) of the Company, shall be subject to the provisions of this Agreement and the certificates representing such Lock-Up Shares shall bear the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED FOR VALUE UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT, OR OTHERWISE SATISFIES ITSELF, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE SALE, ASSIGNMENT, GIFT, BEQUEST, TRANSFER, DISTRIBUTION, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND MAY BE MADE ONLY IN ACCORDANCE WITH THE TERMS OF A LOCK-UP AGREEMENT, A COPY OF WHICH MAY BE EXAMINED AT THE OFFICE OF THE CORPORATION.

10. Termination of Lock-Up Agreement. This Agreement shall terminate upon the merger or consolidation of the Company with a corporation or other entity upon consummation of which the Stockholder and all other persons or entities that are party to a lock-up agreement regarding the Company’s stock with terms substantially identical to this Lock-Up Agreement immediately thereafter own in the aggregate less than 25% of the total voting power of the surviving or resulting corporation.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

12. Notices. Any notices and other communications given pursuant to this Agreement shall be in writing and shall be effective upon delivery by hand or on the fifth (5th) day after deposit in the mail if sent by certified or registered mail (postage prepaid and return receipt requested) or on the next business day if sent by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by facsimile (with immediate electronic confirmation of receipt in a manner customary for communications of such type). Notices are to be addressed as follows:

If to the Company, to:

The Real hip-Hop Network, Inc.
1455 Pennsylvania Avenue NW, Suite 400,
Washington, DC 20004
Attn: Atonn Muhammad, President and Chief Executive Officer

If to the Stockholder, to the address set forth on the signature page attached hereto

13. Binding Effect. This Agreement will be binding upon and inure to the benefit of the Company, its successors and assigns and to the Stockholder and their respective permitted heirs, personal representatives, successors and assigns.

14. Entire Understanding. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and the transactions contemplated hereby and supersedes all prior written and oral agreements, arrangements and understandings relating to the subject matter hereof.  This Agreement may not be changed orally, but may only be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

15. Remedies. The parties hereto acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in such party’s sole discretion, apply to any court of competent jurisdiction for specific performance or injunctive relief or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party hereto waives any objection to the imposition of such relief. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof, whether at law or in equity, shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

16. Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, of the parties hereto.

IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

THE REAL HIP-HOP NETWORK, INC.
By:	/s/ Atonn Muhammad
Name: Atonn Muhammad Title: President and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR STOCKHOLDER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Lock-Up Leak-Out Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Stockholder: ____________________________

Signature of Authorized Signatory of Stockholder:  ____________________________

Name of Authorized Signatory:  ____________________________

Title of Authorized Signatory:  ____________________________

Telephone Number of Stockholder:  ____________________________

Email Address of Stockholder: ____________________________

Facsimile Number of Stockholder: ____________________________

Address for Notice of Stockholder:  ____________________________

Address for Delivery of Shares for Stockholder (if not same as address for notice):

STOCKHOLDER’S SPOUSE (if and as applicable):

The undersigned spouse of the Stockholder has read and hereby approves the foregoing Agreement and agrees to be irrevocably bound by the Agreement and further agrees that any community property interest shall be similarly bound by the Agreement. I hereby irrevocably appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Signature: ____________________________

Name:  ____________________________

Signature of Authorized Signatory of Spouse: ____________________________